Exhibit 2

           HORIZON ENERGY DEVELOPMENT, INC.
                   INCOME STATEMENT
                      (Unaudited)

                                                  Three Months Ended
                                                    June 30, 2000
                                                  ------------------

Operating Revenue:
  Operating Revenue                                  $15,302,634
                                                     -----------

Operating Expenses:
  Purchased Gas Sold                                           0
  Operation Expenses                                   4,139,341
  Maintenance Expenses                                    19,222
  Fuel For Generation                                  9,437,079
  Property, Franchise & Other Taxes                      944,942
  Depreciation, Depletion & Amortization               2,598,401
                                                     -----------

Operating Expenses                                    17,138,985
                                                     -----------
Operating Loss                                        (1,836,351)
                                                     -----------

Other Income                                           1,054,100
                                                     -----------


Interest Charges                                       2,788,074
                                                     -----------

Income Before Income Taxes                            (3,570,325)
                                                     -----------

Income Taxes - Current                                (2,439,851)
             - Deferred                                  684,121
                                                     -----------
                                                      (1,755,730)
                                                     -----------

Minority Interest in Foreign Subs                        420,752
                                                     -----------

Net Loss                                             ($1,393,843)
                                                     ===========